UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON,  D.C.  20549

                                     8-K

                               CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                    Date of Report:   April 21, 1997






                     ELECTRONIC SYSTEMS TECHNOLOGY INC.
                        (A Washington Corporation)

                        Commission File no. 2-92949-S
                 IRS Employer Identification no. 91-1238077

                              415 N. Quay St. #4
                             Kennewick  WA  99336
                   (Address of principal executive offices)













   Registrant's telephone number, including area code:(509) 735-9092

ITEM 5.  OTHER EVENTS

On April 21, 1997, the Company mailed its Annual Report for 1996, and information pertaining to the Company's June 6, 1997 Annual Shareholder Meeting to its shareholders of record as of April 7, 1997.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

       Exhibit 22.1:   1996 Annual Shareholder Report.
       Exhibit 22.2:   Proxy
       Exhibit 22.3:   Proxy Statement

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.


 /S/ T.L. KIRCHNER


By: T.L. Kirchner
President
Date:  April 25, 1997